UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2011

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33827	04-3506204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Lincoln Street North, Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 16, 2011, Pieter van der Meer, M.Sc., a member of the Board of Directors (the “Board”) of BG Medicine, Inc. (the “Company”) since 2002, submitted a letter of resignation from his position as a director and as a member of all committees of the Board on which he serves, to take effect on December 31, 2011. In his letter of resignation, Mr. van der Meer noted that his resignation was not due to any disagreement with the Company relating to its operations, policies or practices. The Company and the Board expressed their appreciation for Mr. van der Meer’s service on the Board and support of the Company during his tenure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: December 16, 2011	/s/ Pieter Muntendam, M.D.
Pieter Muntendam, M.D. President & Chief Executive Officer